SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2003

                                      CWA

                                  (Depositor)

      (Issuer in respect of Asset-Backed Securitiies, Series CWA 2003-BC2)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                            Asset-Backed Securitiies
                              Series CWA 2003-BC2

On August 25, 2003, The Bank of New York, as Trustee for CWA, Asset-Backed Securitiies Series CWA 2003-BC2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2003, among CWA as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset-Backed Securitiies Series CWA 2003-BC2 relating to the distribution date of August 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of April 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2003


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated August 25, 2003


                             Payment Date: 08/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
                 Asset-Backed Securitiies, Series CWA 2003-BC2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        94,894,147.07    1.420000%     4,316,162.81    116,034.45    4,432,197.26       0.00       0.00
                        2A1       321,719,947.76    1.400000%     9,956,323.09    387,851.27   10,344,174.36       0.00       0.00
                        P                 100.00    0.000000%             0.00    492,580.30      492,580.30       0.00       0.00
                        C         480,364,096.83    0.000000%             0.00  1,966,277.43    1,966,277.43       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         23,750,000.00    1.800000%             0.00     36,812.50       36,812.50       0.00       0.00
                        M2         18,750,000.00    2.620000%             0.00     42,302.08       42,302.08       0.00       0.00
                        M3          8,750,000.00    3.600000%             0.00     27,125.00       27,125.00       0.00       0.00
                        B1          7,500,000.00    4.600000%             0.00     29,708.33       29,708.33       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        475,364,194.83     -           14,272,485.90  3,098,691.37   17,371,177.27     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        90,577,984.26              0.00
                                2A1       311,763,624.67              0.00
                                P                 100.00              0.00
                                C         466,091,610.93              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         23,750,000.00              0.00
                                M2         18,750,000.00              0.00
                                M3          8,750,000.00              0.00
                                B1          7,500,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        461,091,708.93     -
--------------------------------------------------------------------------------

                             Payment Date: 08/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
                 Asset-Backed Securitiies, Series CWA 2003-BC2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    94,894,147.07     1.420000% 126671YG5    43.161628      1.160345    905.779843
                           2A1   321,719,947.76     1.400000% 126671YB6    29.176038      1.136560    913.593039
                           P             100.00     0.000000% 126671ZV1     0.000000    4,925,803.000000  1,000.000000
                           C     480,364,096.83     0.000000% 126671ZU3     0.000000      3.932553    932.182849
Residual                   AR              0.00     0.000000% 126671ZW9     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     23,750,000.00     1.800000% 126671YC4     0.000000      1.550000  1,000.000000
                           M2     18,750,000.00     2.620000% 126671YD2     0.000000      2.256111  1,000.000000
                           M3      8,750,000.00     3.600000% 126671YE0     0.000000      3.100000  1,000.000000
                           B1      7,500,000.00     4.600000% 126671YF7     0.000000      3.961111  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     475,364,194.83       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                 Asset-Backed Securitiies, Series CWA 2003-BC2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       104,962,676.24   361,128,934.69   466,091,610.93
Loan count                    718             2249             2967
Avg loan rate           7.642829%        7.549114%             7.57
Prepay amount        4,229,022.20     9,649,067.46    13,878,089.66

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        42,333.28       147,283.67       189,616.95
Sub servicer fees          862.62           995.78         1,858.41
Trustee fees               819.59         2,783.14         3,602.73


Agg advances                  N/A              N/A              N/A
Adv this period         23,494.81        56,558.64        80,053.45

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                2,266,273.58     7,733,724.99     9,999,998.57
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           87.641055%           100.000000%            416,614,194.83
   -----------------------------------------------------------------------------
   Junior           12.358945%             0.000000%             58,750,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          39                 5,834,749.70
60 to 89 days                           6                 1,017,338.56
90 or more                              2                   433,652.52
Foreclosure                            27                 3,014,220.25

Totals:                                74                10,299,961.03
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           17,371,177.27         17,371,177.27
Principal remittance amount           14,272,485.90         14,272,485.90
Interest remittance amount             3,098,691.37          3,098,691.37